[GRAPHIC: Front cover -- photo of ocean wave and U.S. Global Investors logo]

U.S. GLOBAL ACCOLADE FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2001

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U.S. GLOBAL ACCOLADE FUNDS

SEMI-ANNUAL REPORT
(UNAUDITED)

APRIL 30, 2001

                               TABLE OF CONTENTS


      LETTER TO SHAREHOLDERS ........................................    1

      FUND MANAGER'S PERSPECTIVE ....................................    6

      PORTFOLIOS OF INVESTMENTS .....................................   19

      NOTES TO PORTFOLIOS OF INVESTMENTS ............................   27

      STATEMENTS OF ASSETS AND LIABILITIES ..........................   28

      STATEMENTS OF OPERATIONS ......................................   29

      STATEMENTS OF CHANGES IN NET ASSETS ...........................   30

      NOTES TO FINANCIAL STATEMENTS .................................   32

      FINANCIAL HIGHLIGHTS ..........................................   37

      ADDITIONAL INFORMATION ........................................   40

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[U.S. Global Investors Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

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 U.S. GLOBAL ACCOLADE FUNDS

DEAR SHAREHOLDER:

I hope that this message finds you well and anticipating the days, months and years to come. [PHOTO] Despite the obvious unknowns, the opportunities that time, patience and planning can bring to the fulfillment of your dreams are potentially enormous.

The compromise federal tax agreement has now been signed into law. While the full implications may not be known immediately, this combination of reduced taxes, tax refunds, credits and, particularly, increased contributions to tax-advantaged retirement plans stands to drive a new cycle of growth in the stock market. One thing that is almost universally agreed upon is that this law will be beneficial for you, your family and all hardworking, taxpaying Americans.

Probably the most far-reaching tax overhaul in 20 years, this legislation comes at the same time that we anticipate the largest transfer of wealth in the United States' history. The aging of the baby-boomer population is expected to bring with it several financially significant events:

*  as  their  parents  die,  today's  40-  to  55-year-olds   stand  to  inherit
   substantial assets

* as baby boomers near retirement (some are already there, thanks to early retirement options/choices), their accumulated retirement savings plans are eligible for rollovers or distributions--to the tune of hundreds of billions of dollars a year by 2010

Information generated by our internal researchers suggests that the sooner an individual buys into the regular savings habit, the more likely he or she is to accumulate substantial wealth by age 65 (see chart on page 2 for a possible scenario).

                                                                               1

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U.S. GLOBAL ACCOLADE FUNDS

--------------------------------------------------------------------------------
KNOW ONLY ONE FACT--THE POWER OF COMPOUNDING!

[Linear graph plotted from data in following charg.]


         YEARS    $2,000 INVESTED AT THE BEGINNING
         OF AGE   OF EACH YEAR AT 11% COMPOUNDING RATE
         ------  -------------------------------------
           25       $2,000*
           26       $4,220
           27       $6,684
           28       $9,419
           29      $12,456
           30      $15,826
           31      $19,567
           32      $23,719
           33      $28,328
           34      $33,444
           35      $39,123       $2,000+
           36      $45,426       $4,220
           37      $52,423       $6,684
           38      $60,190       $9,419
           39      $68,811      $12,456
           40      $78,380      $15,826
           41      $89,002      $19,567
           42     $100,792      $23,719
           43     $113,879      $28,328
           44     $128,406      $33,444
           45     $144,530      $39,123      $2,000**
           46     $162,429      $45,426      $4,220
           47     $182,296      $52,423      $6,684
           48     $204,348      $60,190      $9,419
           49     $228,827      $68,811     $12,456
           50     $255,998      $78,380     $15,826
           51     $286,157      $89,002     $19,567
           52     $319,635     $100,792     $23,719
           53     $356,794     $113,879     $28,328
           54     $398,042     $128,406     $33,444
           55     $443,826     $144,530     $39,123
           56     $494,647     $162,429     $45,426
           57     $551,058     $182,296     $52,423
           58     $613,675     $204,348     $60,190
           59     $683,179     $228,827     $68,811
           60     $760,329     $255,998     $78,380
           61     $845,965     $286,157     $89,002
           62     $941,021     $319,635    $100,792
           63   $1,046,533     $356,794    $113,879
           64   $1,163,652     $398,042    $128,406
           65   $1,291,654     $441,826    $142,530

* Investing $2,000 annually starting at age 25 to age 65. Total amount invested $82,000. Potential value $1,291,654.

+ Investing $2,000 annually starting at age 35 to age 65. Total amount invested $62,000. Potential value $441,826.

** Investing $2,000 annually starting at age 45 to age 65. Total amount invested
   $42,000. Potential value $142,530.

Assumes $2,000 annual investment at the beginning of every year and an 11% compounding rate. This return is hypothetical, does not necessarily reflect the performance of any U.S. Global product, and should not be considered indicative of your actual return which may be more or less than 11%.
Source:  U.S.  Global research.
--------------------------------------------------------------------------------

As Americans of prime working age (between 25 and 65 years old), we have almost-unlimited options regarding our personal time and lifestyle management, dependent on how much or how little we are willing to work, save, plan and dream. Retiring early, working in some capacity during retirement, moving into and out of the workforce, starting a new business--these are viable alternatives to the traditional "retire at 65 with a gold watch to sit in a rocking chair on the front porch" scenario.

A recently-released report from the American Association of Retired Persons, BEYOND 50--A REPORT TO THE NATION ON ECONOMIC SECURITY, studies the impact of retirement planning and other financial issues on "pre-retirees" (ages 50-61) in addition to those who are already retired. Did you know that the number of people over 65 who rely on Social Security benefits for almost all of their retirement income actually increased to 27 percent from 23 percent in 1980?

2

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U.S. GLOBAL ACCOLADE FUNDS

The Roth individual retirement account is an excellent investment product for many younger investors--often under the age of 30--who are seeking a tax-advantaged way to save. You pay no taxes on qualified distributions, and all it takes is about $5.48 a day to reach the current maximum contribution of $2,000 annually.

EXPERIENCE COUNTS, NOW MORE THAN EVER

We put confidence in our portfolio managers and their track records, experiences and strategies. Two of our portfolio managers, Art Bonnel of the Bonnel Growth Fund (1) and Dr. Stephen Leeb of the MegaTrends Fund, are veterans of both bull and bear markets.

Bonnel, a money manager since 1970, has weathered and learned from his experiences in six previous bear markets--those of 1973-74, 1976-78, 1981-82, 1987, 1990 and 1998--defined as a market correction of 20 percent or more in the Dow Jones Industrial Average.

Leeb's 20-plus years of observing and commenting on the markets has led to a unique investment philosophy summed up as the optimal balance of growth and protection for shareholders through investments in stocks, bonds and money market instruments.

The Regent Eastern European Fund (2), the youngest of our three Accolade funds, anticipated the gradual move toward capitalism of former communist Eastern bloc countries Russia, Poland, Hungary, Croatia and Slovenia. Its Russian holdings, in particular, have experienced overall solid returns as of April 30, 2001, as public companies move toward more democratic structures and increased profitability.

IT'S UP TO US

Our contention is that saving for your financial goals has to start somewhere, and there will never be a "perfect" time to channel a portion of your paycheck into savings or investments. Likewise, most of us will not inherit a large sum of money or have a windfall dropped into our laps. So, it is up to us as individuals to act immediately--and as if our very futures depended on it, because they do--to save regularly and with purpose.

There is no better way to take advantage of this sense of urgency than through regular investing with a dollar-cost averaging program, such as the ABC Investment Plan. (R) A monthly investing program allowing automatic

                                                                               3

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U.S. GLOBAL ACCOLADE FUNDS

payroll deductions, the ABC Investment Plan (R) also provides for automatic reinvestment and compounding of dividend income adding additional momentum to the building of your wealth. And, because the amount you invest stays the same, your money buys more when the price is low and fewer shares when the price is high. (3)

The last 12 months have reinforced for me that opportunities present themselves at what would otherwise be considered the worst of times. Who could predict the market and economic events of the past year? No one. And that is exactly the reason to stay invested at all times. We think you should know that these market movements are not out of line with corrections that occur on a regular basis in the financial realm. While the value of a portfolio may have dropped since its peak in 1999 or early 2000, this is precisely the time when investors should seek out bargains and experienced money managers.

FUNDAMENTALS ARE IMPORTANT

The past six months have been a gut-checking reminder for many investors that fundamentals really are fundamental, not just an antiquated old-economy way of thinking. Now, as we follow the stock market's bounce back up into more familiar territory once again, it is important to remember that these markets regularly move from an overvalued position to one of undervaluation. With five interest rate drops since January 1 to digest, the market is already anticipating further decreases to stimulate the economy and investors' confidence.

The markets continue to rise and fall like the tides, moving back and forth in different shapes and sizes just like waves. What we are experiencing is the natural and normal flow of things.

ASSET ALLOCATION ENHANCES PLANNING

It's the job of money managers to guide and shepherd people through difficult times. One of the most useful tools, available to anyone with a computer and Internet access, is asset allocation modeling. Found within the "Tools" section of our website at www.usfunds.com, this worksheet can quickly help you spot potential conflicts between your volatility tolerance, age, spending needs and other financial factors. Suggestions for allocating your savings and investments between large- and small-cap funds, foreign stock funds, fixed income funds and cash funds easily adjust to allow you the flexibility to change your circumstances and financial goals.

4

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U.S. GLOBAL ACCOLADE FUNDS

Please visit our website, www.usfunds.com, and share your ideas for making it more beneficial by e-mailing me at fholmes@usfunds.com. And if you would like to have the Investor Alert and other noteworthy news articles sent directly to you, please provide your e-mail address to an investor representative at 1-800-US-FUNDS or shsvc@usfunds.com.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman, CEO & Shareholder

-----------------------
(1) Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

(2) Performance is due to a limited number of securities and there is no assurance that this performance can be replicated in the future. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

(3) A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices.

For an investment kit and a prospectus, which includes charges and ongoing expenses, please visit us online at www.usfunds.com or call 1-800-US-FUNDS. Please read the prospectus carefully before you invest or send money.

                                                                               5

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BONNEL GROWTH FUND

FUND MANAGER'S PERSPECTIVE
A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund currently focuses on mid-cap growth issues that have good growth prospects and primarily invests in a diversified portfolio of common stocks. The fund's primary objective is long-term capital appreciation.

PERFORMANCE

BONNEL GROWTH FUND

[Linear graph plotted from data in the following table.]

  --------------------------------------------------------------------------
                 BONNEL GROWTH       S&P         RUSSELl 2000    S&P MID-CAP
                     FUND         500 INDEX         INDEX         400 INDEX
                 -----------------------------------------------------------
     DATE           VALUE           VALUE           VALUE           VALUE
   -------------------------------------------------------------------------
   10/17/94       10,000.00       10,000.00       10,000.00       10,000.00
   10/31/94       10,010.00       10,087.64       10,007.21       10,121.22
   11/30/94       10,030.00        9,720.72        9,603.05        9,665.05
   12/30/94       10,090.00        9,864.72        9,861.06        9,753.44
   01/31/95        9,859.31       10,120.37        9,736.64        9,855.38
   02/28/95       10,491.19       10,514.39       10,141.67       10,371.73
   03/31/95       10,942.53       10,824.15       10,316.34       10,551.43
   04/28/95       11,423.97       11,142.64       10,545.72       10,763.08
   05/31/95       11,594.47       11,587.32       10,727.05       11,022.51
   06/30/95       12,677.69       11,855.99       11,283.52       11,471.01
   07/31/95       14,121.99       12,248.99       11,933.52       12,069.18
   08/31/95       14,252.38       12,279.56       12,180.39       12,292.03
   09/29/95       14,854.17       12,797.49       12,397.87       12,590.02
   10/31/95       14,523.18       12,751.77       11,843.40       12,266.14
   11/30/95       14,804.02       13,310.92       12,340.96       12,801.43
   12/29/95       14,653.02       13,567.32       12,666.61       12,769.41
   01/31/96       14,442.94       14,028.55       12,653.03       12,954.23
   02/29/96       15,031.16       14,159.06       13,047.36       13,394.39
   03/29/96       15,734.93       14,295.38       13,312.95       13,554.81
   04/30/96       17,604.63       14,505.95       14,024.77       13,968.39
   05/31/96       19,085.69       14,879.41       14,577.50       14,157.12
   06/28/96       17,552.11       14,936.14       13,978.90       13,944.84
   07/31/96       15,734.93       14,276.63       12,757.90       13,001.67
   08/30/96       16,564.74       14,578.22       13,498.66       13,751.31
   09/30/96       18,014.29       15,397.99       14,026.19       14,350.40
   10/31/96       17,909.25       15,822.51       13,810.02       14,392.16
   11/29/96       18,746.40       17,017.45       14,379.03       15,202.51
   12/31/96       18,746.40       16,680.35       14,755.87       15,219.17
   01/31/97       18,884.24       17,721.89       15,050.77       15,790.29
   02/28/97       17,219.54       17,861.03       14,685.83       15,660.69
   03/31/97       16,318.27       17,128.51       13,992.88       14,994.00
   04/30/97       16,593.95       18,150.16       14,031.87       15,382.60
   05/30/97       18,385.89       19,254.38       15,592.92       16,726.86
   06/30/97       19,552.24       20,116.50       16,261.20       17,196.62
   07/31/97       21,386.58       21,716.24       17,017.85       18,898.53
   08/29/97       21,715.28       20,500.57       17,407.21       18,875.52
   09/30/97       23,178.52       21,622.68       18,681.35       19,960.01
   10/31/97       20,867.03       20,901.36       17,860.67       19,092.24
   11/28/97       20,873.45       21,868.13       17,745.15       19,375.11
   12/31/97       20,680.06       22,243.42       18,055.74       20,126.65
   01/30/98       20,821.88       22,489.20       17,770.79       19,743.40
   02/27/98       22,381.91       24,110.28       19,084.81       21,378.54
   03/31/98       23,323.09       25,343.94       19,871.92       22,342.29
   04/30/98       23,556.23       25,598.79       19,981.88       22,749.90
   05/29/98       22,295.22       25,159.39       18,905.71       21,727.10
   06/30/98       23,894.24       26,180.61       18,945.49       21,863.35
   07/31/98       23,218.23       25,902.53       17,411.78       21,016.64
   08/31/98       19,708.19       22,161.41       14,030.77       17,107.63
   09/30/98       21,216.21       23,581.16       15,128.78       18,704.34
   10/30/98       21,034.21       25,497.57       15,745.79       20,373.86
   11/30/98       23,010.23       27,042.29       16,570.75       21,390.63
   12/31/98       26,293.20       28,599.58       17,596.18       23,973.07
   01/29/99       28,175.12       29,795.07       17,830.01       23,040.15
   02/26/99       25,540.43       28,869.20       16,385.88       21,834.19
   03/31/99       27,825.62       30,023.92       16,641.69       22,444.14
   04/30/99       27,664.32       31,186.58       18,132.90       24,213.62
   05/28/99       27,422.35       30,451.19       18,397.77       24,318.79
   06/30/99       29,949.51       32,139.80       19,229.71       25,620.15
   07/30/99       29,519.36       31,137.74       18,702.06       25,076.21
   08/31/99       30,702.28       30,983.58       18,009.92       24,216.89
   09/30/99       31,266.86       30,135.25       18,013.85       23,470.20
   10/29/99       33,834.34       32,041.41       18,086.81       24,665.32
   11/30/99       37,705.74       32,692.71       19,166.76       25,959.82
   12/31/99       47,707.86       34,617.04       21,336.44       27,501.37
   01/31/00       48,451.36       32,878.00       20,993.78       26,727.29
   02/29/00       64,715.41       32,256.29       24,460.59       28,596.69
   03/31/00       61,447.11       35,409.85       22,847.89       30,988.75
   04/28/00       55,049.92       34,344.89       21,472.98       29,906.20
   05/31/00       48,141.57       33,640.22       20,221.51       29,532.70
   06/30/00       50,495.98       34,469.56       21,984.30       29,967.01
   07/31/00       46,004.01       33,930.66       21,277.02       30,440.81
   08/31/00       52,447.67       36,038.24       22,900.43       33,837.63
   09/29/00       48,497.83       34,135.66       22,227.34       33,606.01
   10/31/00       44,935.23       33,991.35       21,235.18       32,465.76
   11/30/00       38,932.32       31,313.44       19,055.34       30,016.82
   12/29/00       39,490.57       31,467.06       20,691.86       32,312.61
   01/31/01       38,374.08       32,582.80       21,769.11       33,031.63
   02/28/01       33,163.81       29,613.76       20,340.78       31,147.65
   03/30/01       30,248.53       27,738.76       19,345.79       28,833.41
   04/30/01       30,537.99       29,892.63       20,859.20       32,013.04

  --------------------------------------------------------------------------
  AVERAGE ANNUAL PERFORMANCE             FOR THE PERIOD ENDED APRIL 30, 2001
  --------------------------------------------------------------------------
                                INCEPTION   FIVE YEAR   ONE YEAR   SIX MONTH
                                --------------------------------------------
  Bonnel Growth Fund
    (Inception 10/17/94)          18.61%     11.65%     (44.53)%   (32.04)%

  S&P 500 Index                   18.23%     15.56%     (12.96)%   (12.06)%

  S&P Mid-Cap 400 Index           19.47%     18.04%       7.04%     (1.39)%

  Russell 2000 Index (R)          11.90%      8.26%      (2.86)%    (1.77)%
  --------------------------------------------------------------------------
  The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Recent market volatility may have caused returns to fluctuate. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index (R) consists of the 2000 smallest companies in the Russell 3000 Index (R), a widely-recognized small-cap index.
  --------------------------------------------------------------------------

6

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BONNEL GROWTH FUND

THE PAST SIX MONTHS IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The past six months were quite exciting, to say the least. We entered bear market territory as measured by the S&P 500, and the Dow Jones Industrials flirted with it briefly. Bear markets are defined as a 20 percent drop from a high. The Nasdaq left no question where it was, as it fell at one point about 60 percent from its March 2000 high.

The most important news was that the Federal Reserve reduced interest rates four times from January to April 2001 for a total reduction of two percent. Interest rate reductions are historically very bullish for the stock market. To date, these actions have not stopped the market from continuing to go to lower levels.

Three concerns come to mind at the present. Stock market valuations are very high by historical standards, especially as the economy hovers on the brink of a recession. Corporate earnings are coming in and are not doing well. Then there is the energy crisis in California. Every bear market is different. But this bear market will end. In fact, a bull market has followed every bear market.

The issue now is when will we get back to rising stock prices? Wall Street is willing to "look across the valley," and at this time no real clear picture emerges. Once that occurs, stock prices may begin to move up. We must remember that, before this recent downturn occurred, there were nine straight years when the market advanced. So perhaps we may be in for a little more downside risk, but in the long term the market is one of the best investment areas.

There is a tremendous amount of money sitting on the sidelines in money market funds. Various retirement plans are still being funded and once confidence returns, many of these dollars will flow back into stocks.

INVESTMENT HIGHLIGHTS

The fund converted from stocks into cash as companies pre-announced their first quarter numbers. Generally speaking, earnings for the first quarter were not good by our standards. We began to reinvest in companies that fit our investment model in April. The issues in which we are now invested meet our strict criteria and are being monitored to see if they can get some support from Wall Street. If they do and the market begins to strengthen, then we will commit more money to the strongest issues.
                                                                               7

BONNEL GROWTH FUND

An issue we think has a good chance of attracting more investors is Brown Shoe Co., Inc. (0.31 percent of the fund's total net assets as of 4/30/01). This company makes and imports shoes and operates over 1,300 retail shoe stores across the U.S. Its most famous name brand is Naturalizer.

A company in energy and retailing would be Ultramar Diamond Shamrock Corp. (1.41 percent of the fund's total net assets as of 4/30/01), which refines and markets petroleum products and convenience store merchandise in the Southwest, Northeast and central U.S. It is also buying back $750 million of its common stock and has recently announced a planned acquisition by Valero Energy Corporation.

In the pharmaceutical area, AmeriSource Health Corp. (1.68 percent of the fund's total net assets as of 4/30/01) is a wholesaler of pharmaceutical products and various related healthcare solutions throughout the United States. Other areas we like are housing, retailing and defense.

CURRENT OUTLOOK

The U.S. economy is not doing as poorly as the press would like you to believe. We lead the world with our innovations and ingenuity. Our technology and energy will shape the world for many years to come. The electronic revolution did become overvalued, but the most damaging part is past. It will take time for the dust to settle, but once it does we will all be able to enjoy it.

The Bonnel Growth Fund is seeking companies with the foresight, and products with the opportunity, to grow and prosper. The big question now is "has the market hit bottom?" Only time will tell. No one can know the answer, but the market is beginning to act like it wants to go up again. Perhaps the Federal Reserve Board's actions will begin to take hold, and we can resume our bull market.

BONNEL GROWTH FUND

     --------------------------------------------------------------------
     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     APRIL 30, 2001
     --------------------------------------------------------------------
     ALLIANT TECHSYSTEMS, INC                                       1.92%
       AEROSPACE

     EQUITABLE RESOURCES, INC                                       1.87%
       OIL & GAS EXTRACTION & SERVICES

     GENERAL DYNAMICS CORP                                          1.80%
       AEROSPACE

     NABORS INDUSTRIES, INC                                         1.74%
       OIL & GAS EXTRACTION & SERVICES

     BEST BUY CO., INC                                              1.61%
       RETAIL

     QUEST DIAGNOSTICS, INC                                         1.44%
       HEALTHCARE EQUIPMENT & SERVICES

     ADVENT SOFTWARE, INC                                           1.31%
       COMPUTER SOFTWARE & HARDWARE

     AMERISOURCE HEALTH CORP                                        1.26%
       PHARMACEUTICALS

     LONE STAR TECHNOLOGIES, INC                                    1.23%
       OIL & GAS EXTRACTION & SERVICES

     ALZA CORP                                                      1.20%
       PHARMACEUTICALS
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           APRIL 30, 2001
     --------------------------------------------------------------------
     OIL & GAS EXTRACTION & SERVICES                                9.29%
     PHARMACEUTICALS                                                4.85%
     AEROSPACE                                                      4.12%
     RETAIL                                                         3.65%
     COMPUTER SOFTWARE & HARDWARE                                   3.23%
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     PORTFOLIO COMPOSITION BASED ON TOTAL INVESTMENTS      APRIL 30, 2001
     --------------------------------------------------------------------
     CASH AND CASH EQUIVALENTS                                     10.86%
     UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                 46.14%
     EQUITIES                                                      43.00%
     --------------------------------------------------------------------

MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The MegaTrends Fund seeks to identify major, long-lasting economic and investment trends and to develop strategies that capitalize on these trends. The fund's primary investment goal is long-term growth consistent with capital conservation. Because the fund is flexible, the fund may invest any portion of its assets in the following three asset classes: stocks, bonds and money market instruments.

The underlying philosophy is that, absent a recession, the equity markets offer the greatest opportunities for investment gains. This holds true even during times, such as year 2000, when the major market averages are trending lower.

PERFORMANCE

MEGATRENDS FUND

[Linear graph plotted from data in the following table.]
  --------------------------------------------------------------------------
                                          LIPPER FLEXIBLE
                         MEGATRENDS       PORTFOLIO FUND
                            FUND               INDEX           S&P 500 INDEX
                         ---------------------------------------------------
    DATE                   VALUE               VALUE               VALUE
  --------------------------------------------------------------------------
  10/21/91               10,000.00           10,000.00
  10/31/91                9,990.00           10,000.00           10,078.02
  11/29/91                9,880.00            9,784.60            9,673.06
  12/31/91               10,423.30           10,624.72           10,777.46
  01/31/92               10,373.14           10,567.45           10,576.87
  02/28/92               10,503.56           10,683.28           10,713.79
  03/31/92               10,413.27           10,455.52           10,505.67
  04/30/92               10,503.56           10,478.30           10,813.80
  05/29/92               10,533.65           10,605.84           10,866.67
  06/30/92               10,550.31           10,495.22           10,705.07
  07/31/92               10,723.43           10,809.53           11,142.04
  08/31/92               10,703.06           10,704.76           10,914.42
  09/30/92               10,845.63           10,831.00           11,042.73
  10/28/92               10,947.47           10,831.65           11,080.63
  11/30/92               11,039.12           11,070.48           11,456.89
  12/31/92               11,071.08           11,226.65           11,597.45
  01/29/93               11,122.43           11,414.72           11,694.31
  02/26/93               11,142.97           11,442.05           11,853.63
  03/31/93               11,214.86           11,682.83           12,103.58
  04/30/93               11,112.16           11,563.09           11,811.03
  05/28/93               11,204.59           11,797.36           12,126.19
  06/30/93               11,266.21           11,887.81           12,161.59
  07/30/93               11,266.21           11,932.71           12,112.62
  08/31/93               11,390.93           12,338.78           12,571.20
  09/30/93               11,401.33           12,384.98           12,474.79
  10/29/93               11,370.15           12,564.59           12,732.67
  11/30/93               11,266.21           12,390.84           12,611.31
  12/31/93               11,388.75           12,655.69           12,763.78
  01/31/94               11,675.33           13,000.59           13,197.30
  02/28/94               11,473.66           12,716.21           12,839.43
  03/31/94               11,378.14           12,206.68           12,280.74
  04/29/94               11,208.31           12,254.83           12,438.07
  05/31/94               11,325.07           12,297.78           12,641.40
  06/30/94               11,096.87           12,039.44           12,332.05
  07/29/94               11,183.14           12,325.76           12,736.70
  08/31/94               11,323.33           12,675.21           13,257.70
  09/30/94               11,215.49           12,454.61           12,933.76
  10/31/94               11,247.85           12,544.41           13,223.92
  11/30/94               10,902.75           12,243.12           12,742.92
  12/30/94               11,037.55           12,317.30           12,931.69
  01/31/95               11,114.51           12,414.26           13,266.82
  02/28/95               11,444.32           12,775.43           13,783.34
  03/31/95               11,631.21           13,045.49           14,189.41
  04/28/95               11,895.05           13,290.17           14,606.92
  05/31/95               12,279.83           13,712.50           15,189.85
  06/30/95               12,450.23           13,994.27           15,542.06
  07/31/95               12,583.98           14,358.04           16,057.23
  08/31/95               12,617.42           14,479.73           16,097.31
  09/29/95               12,751.18           14,744.58           16,776.27
  10/31/95               12,795.76           14,635.91           16,716.33
  11/30/95               13,263.90           15,063.45           17,449.32
  12/29/95               13,710.52           15,223.53           17,785.44
  01/31/96               13,939.22           15,518.32           18,390.07
  02/29/96               13,984.96           15,599.01           18,561.15
  03/29/96               13,973.53           15,709.64           18,739.86
  04/30/96               14,293.71           15,945.86           19,015.89
  05/31/96               14,568.15           16,148.24           19,505.46
  06/28/96               14,579.35           16,123.51           19,579.83
  07/31/96               13,764.36           15,622.44           18,715.27
  08/30/96               14,165.39           15,892.50           19,110.63
  09/30/96               14,631.10           16,494.44           20,185.27
  10/31/96               15,355.54           16,792.48           20,741.77
  11/29/96               16,015.29           17,605.91           22,308.22
  12/31/96               15,821.25           17,370.34           21,866.31
  01/31/97               16,651.17           17,871.41           23,231.68
  02/28/97               16,308.66           17,846.03           23,414.07
  03/31/97               15,952.98           17,307.22           22,453.81
  04/30/97               16,203.28           17,761.44           23,793.09
  05/30/97               17,309.84           18,515.65           25,240.62
  06/30/97               17,719.53           19,060.97           26,370.77
  07/31/97               18,931.57           20,133.40           28,467.88
  08/29/97               18,312.38           19,500.88           26,874.26
  09/30/97               19,300.46           20,326.67           28,345.24
  10/31/97               18,312.38           19,899.13           27,399.65
  11/28/97               18,378.25           20,259.65           28,667.00
  12/31/97               18,287.35           20,539.47           29,158.96
  01/30/98               18,364.44           20,661.61           29,481.16
  02/27/98               19,382.12           21,663.17           31,606.23
  03/31/98               20,214.77           22,393.96           33,223.44
  04/30/98               20,538.57           22,534.46           33,557.53
  05/29/98               19,705.93           22,309.10           32,981.52
  06/30/98               19,736.77           22,739.31           34,320.23
  07/31/98               18,379.86           22,503.35           33,955.70
  08/31/98               15,666.06           20,293.62           29,051.46
  09/30/98               16,591.22           21,101.06           30,912.61
  10/30/98               17,500.96           22,101.13           33,424.83
  11/30/98               18,148.57           23,008.39           35,449.82
  12/31/98               18,703.98           23,931.15           37,491.27
  01/29/99               19,071.09           24,392.53           39,058.44
  02/26/99               18,373.59           23,720.31           37,844.72
  03/31/99               19,254.64           24,311.19           39,358.44
  04/30/99               19,878.72           25,025.05           40,882.58
  05/28/99               19,529.97           24,586.52           39,918.55
  06/30/99               20,282.53           25,302.86           42,132.16
  07/30/99               20,209.11           24,853.84           40,818.56
  08/31/99               20,300.89           24,627.25           40,616.47
  09/30/99               19,456.55           24,359.93           39,504.38
  10/29/99               19,750.23           25,000.98           42,003.18
  11/30/99               20,154.04           25,272.60           42,856.97
  12/31/99               21,927.91           26,282.94           45,379.58
  01/31/00               20,831.52           25,543.37           43,099.87
  02/29/00               21,014.25           25,767.16           42,284.86
  03/31/00               23,511.60           26,932.13           46,418.87
  04/28/00               23,430.38           26,384.98           45,022.82
  05/31/00               23,917.67           26,005.04           44,099.06
  06/30/00               22,983.70           26,558.94           45,186.24
  07/31/00               23,653.72           26,402.25           44,479.79
  08/31/00               25,501.35           27,653.71           47,242.63
  09/29/00               25,074.98           26,959.60           44,748.53
  10/31/00               25,115.58           26,819.41           44,559.35
  11/30/00               23,810.80           25,676.91           41,048.88
  12/29/00               25,592.10           26,115.98           41,250.26
  01/31/01               26,426.38           26,546.90           42,712.89
  02/28/01               25,456.81           25,084.16           38,820.76
  03/30/01               24,103.92           23,972.93           36,362.82
  04/30/01               26,291.09           25,188.36           39,186.34

  --------------------------------------------------------------------------
  AVERAGE ANNUAL PERFORMANCE             FOR THE PERIOD ENDED APRIL 30, 2001
  --------------------------------------------------------------------------
                                INCEPTION   FIVE YEAR   ONE YEAR   SIX MONTH
                                --------------------------------------------
  MegaTrends Fund
    (Inception 10/21/91)          10.67%      12.96%      12.21%      4.68%

  S&P 500 Index                   15.41%      15.56%     (12.96)%   (12.06)%

  Lipper Flexible Portfolio
    Fund Index                    10.21%       9.57%      (4.54)%    (6.08)%
  --------------------------------------------------------------------------
  The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The Lipper Flexible Portfolio Fund Index allocates investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total returns.
  --------------------------------------------------------------------------
10

MEGATRENDS FUND

THE PAST SIX MONTHS IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The past six months were tough for the major market averages, most of which lost about 10 percent or more of their value from October 2000 to April 2001.

During this period stocks were hit with a triple whammy. First, overall market valuations were high by historical standards. High valuations are no sin, provided that economic fundamentals are near perfection, i.e. low inflation and strong growth. Indeed, for a good chunk of the 1990s, valuations were comparably high and sometimes higher than recent levels. But during the last half of 2000, high valuations collided head-on with the second and third signs: a slower economy and rising energy prices and inflation. Stocks sunk and those with the highest multiples and greatest vulnerability to the weakening economy sunk the most.

During the first half of this period, tech stocks were our worst holdings. That weakness was offset by strength in our energy stocks. Since the beginning of the year, however, many of our tech stocks have staged strong recoveries, which have offset weaknesses in financial services and healthcare.

INVESTMENT HIGHLIGHTS

Emerging strength in tech and continued gains in energy during the past several months comes from investor anticipation of a reacceleration in economic growth. The most important market-related event in 2001 was the aggressive Fed interest rate easing. The decline in short-term interest rates was one of the sharpest on record, particularly in the context of an economy that was not in a recession. It is not surprising to see groups leveraged to economic growth, such as tech and energy, do well under these circumstances.

Healthcare and financial services were laggards. Part of the reason was profit taking, as these sectors performed well in 2000. Furthermore, investors perceive these stocks as either defensive--in the case of healthcare stocks--or sensitive to interest rates in the case of financial services. Though short-term rates fell sharply, the prospect of higher inflation will likely mean higher long-term interest rates, which is a temporary negative for financial stocks.

MEGATRENDS FUND

CURRENT OUTLOOK

Going forward we plan to stand basically pat. This means a primary emphasis (and roughly equal weighting) on four generic groups-- energy, financial services, technology and healthcare--and a secondary emphasis on metals, which are an inflation hedge and have a role to play in the energy crisis. Although rising long-term rates and a peppier economy may temporarily pressure our financial services and healthcare holdings, the long-term fundamentals for each group remain compelling.

As a group, healthcare companies have performed well for more than 30 years. It is no coincidence that this period of strong performance began when the median age in the U.S. began to rise. Demographers expect the median age for the U.S., and indeed for the whole world, to continue to rise for at least the next 30 years--a compelling long-term argument for healthcare stocks.

In the financial services arena, we have a heavier emphasis on insurance companies than on banks or brokerage stocks. One reason is that property and casualty insurers march to the beat of a different drum--often independent of primary economic fundamentals. By some measures, this group has been in a downtrend for more than a generation. For a variety of reasons--the primary being a gradual depletion of capital in the industry--we think that downtrend has reversed itself. Less capital in the industry could translate into much less competitive pricing.

Finally our positions in energy and technology remain broad-based. Energy stocks range from drillers to producers to distributors, while we include technology, media and telecommunications in tech. We expect both energy and tech to experience strong earnings growth for the foreseeable future. As long as we can find stocks within these groups whose capitalizations are reasonable, we will continue to emphasize them.

MEGATRENDS FUND

     --------------------------------------------------------------------
     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     APRIL 30, 2001
     --------------------------------------------------------------------
     EXELON CORP                                                    5.29%
       UTILITIES

     EVEREST RE GROUP, LTD                                          5.06%
       INSURANCE

     NABORS INDUSTRIES, INC                                         4.73%
       OIL & GAS EXTRACTION & SERVICES

     CARDINAL HEALTH, INC                                           4.54%
       HEALTHCARE

     ELAN CORP. PLC                                                 4.51%
       PHARMACEUTICALS

     PFIZER, INC                                                    4.35%
       PHARMACEUTICALS

     CHEVRON CORP                                                   4.34%
       OIL & GAS EXTRACTION & SERVICES

     AOL TIME WARNER, INC                                           4.00%
       MEDIA

     TYCO INTERNATIONAL LTD                                         3.95%
       MANUFACTURING

     QUEST DIAGNOSTICS, INC                                         3.91%
       HEALTHCARE
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           APRIL 30, 2001
     --------------------------------------------------------------------
     OIL & GAS EXTRACTION & SERVICES                               12.91%
     INSURANCE                                                     12.41%
     ELECTRONICS & COMPONENTS                                       9.00%
     PHARMACEUTICALS                                                8.85%
     UTILITIES                                                      8.75%
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     PORTFOLIO COMPOSITION BASED ON TOTAL INVESTMENTS      APRIL 30, 2001
     --------------------------------------------------------------------
     CASH AND CASH EQUIVALENTS                                      4.18%
     EQUITIES                                                      95.82%
     --------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND

FUND MANAGER'S PERSPECTIVE
A Message from Andrew Wiles

INTRODUCTION

The investment objective of the fund is to achieve long-term capital growth by investing in a diversified portfolio of Eastern European securities. The investment strategy embraces two distinct themes. The first is European Union
(EU) enlargement. The second is the transition of the Russian economy into a fully functioning market economy.

PERFORMANCE

REGENT EASTERN EUROPEAN FUND

[Linear graph plotted from data in the following table.]
  ---------------------------------------------------------------------------
                                                                ING BARINGS
                               REGENT                            EMERGING
                              EASTERN                             MARKETS -
                              EUROPEAN                            EASTERN
                                FUND          S&P 500 INDEX    EUROPEAN INDEX
                              -----------------------------------------------
    DATE                        VALUE             VALUE             VALUE
  ---------------------------------------------------------------------------
  03/31/97                    10,000.00         10,000.00         10,000.00
  04/30/97                    10,360.00         10,596.46         10,083.67
  05/30/97                    10,440.00         11,241.13         10,275.93
  06/30/97                    11,190.00         11,744.45         11,255.04
  07/31/97                    11,950.00         12,678.42         12,429.98
  08/29/97                    11,750.00         11,968.68         12,215.76
  09/30/97                    12,480.00         12,623.80         12,762.88
  10/31/97                    11,190.00         12,202.67         11,279.37
  11/28/97                    10,190.00         12,767.09          9,425.59
  12/31/97                    11,237.00         12,986.19         10,782.70
  01/30/98                    10,272.11         13,129.69          8,797.18
  02/27/98                    11,166.64         14,076.11         10,327.56
  03/31/98                    11,508.38         14,796.35         10,846.78
  04/30/98                    11,860.16         14,945.14         11,022.43
  05/29/98                     9,960.53         14,688.60          7,991.34
  06/30/98                     9,819.81         15,284.81          7,622.83
  07/31/98                    10,453.02         15,122.46          8,173.51
  08/31/98                     7,447.78         12,938.32          4,724.66
  09/30/98                     7,266.86         13,767.20          4,445.17
  10/30/98                     8,060.89         14,886.04          5,179.80
  11/30/98                     8,070.94         15,787.88          5,442.68
  12/31/98                     8,392.57         16,697.06          5,568.48
  01/29/99                     8,663.95         17,395.01          5,792.78
  02/26/99                     7,890.02         16,854.47          5,046.88
  03/31/99                     8,261.91         17,528.62          5,313.32
  04/30/99                     8,925.27         18,207.41          5,796.34
  05/28/99                     9,126.29         17,778.07          6,175.53
  06/30/99                     9,679.10         18,763.92          6,659.74
  07/30/99                    10,050.98         18,178.90          6,995.61
  08/31/99                     9,809.76         18,088.89          6,692.38
  09/30/99                     8,462.93         17,593.62          5,774.98
  10/29/99                     8,704.15         18,706.48          5,961.90
  11/30/99                     9,025.78         19,086.72          6,203.42
  12/31/99                    10,885.22         20,210.19          7,354.62
  01/31/00                    11,387.76         19,194.90          7,996.08
  02/29/00                    11,940.57         18,831.93          8,781.75
  03/31/00                    13,217.04         20,673.04          9,319.96
  04/28/00                    11,427.97         20,051.30          8,199.03
  05/31/00                    10,633.94         19,639.90          7,809.16
  06/30/00                     9,930.37         20,124.08          7,428.79
  07/31/00                     9,980.63         19,809.46          7,543.32
  08/31/00                    10,372.62         21,039.91          7,527.89
  09/29/00                     9,267.01         19,929.14          6,654.40
  10/31/00                     8,864.97         19,844.89          6,205.20
  11/30/00                     7,759.36         18,281.47          5,465.23
  12/29/00                     8,553.39         18,371.16          6,490.62
  01/31/01                     9,256.96         19,022.55          6,888.80
  02/28/01                     8,613.69         17,289.16          6,063.38
  03/30/01                     8,442.83         16,194.50          5,671.14
  04/30/01                     8,824.76         17,451.97          5,986.23

  --------------------------------------------------------------------------
  AVERAGE ANNUAL PERFORMANCE             FOR THE PERIOD ENDED APRIL 30, 2001
  --------------------------------------------------------------------------
                               INCEPTION    FIVE YEAR   ONE YEAR   SIX MONTH
                                --------------------------------------------
  Regent Eastern European
    Fund (Inception 3/31/97)    (3.01)%      (9.38)%    (22.78)%    (0.45)%

  S&P 500 Index                 14.61%        5.30%     (12.96)%   (12.06)%

  ING Barings Emerging
    Markets - Eastern
    European Index             (11.80)%     (18.41)%    (26.99)%    (3.53)%
  --------------------------------------------------------------------------
  The performance information shown is historical. Past performance is no guarantee of future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The ING Barings Emerging Markets - Eastern European Index is comprised of individual companies representative of the Eastern European markets.
  --------------------------------------------------------------------------
14

REGENT EASTERN EUROPEAN FUND

THE PAST SIX MONTHS IN REVIEW - THE BIG PICTURE ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE MARKETS

The fund has experienced a stable six months, with net assets per share down only 0.45 percent since October 31, 2000. Gains in Russia have been offset by losses in other Eastern European markets, where performance has been more closely correlated to world markets.

There has been little in the way of momentum for emerging markets over the last six months, despite the fact that U.S. interest rates have fallen by about a third. In recent history, emerging markets have tended to respond very positively to monetary easing in the U.S. However, concern over the ability of the Fed to halt the collapse in U.S. consumer confidence and the subsequent impact that concern is likely to have on world economic growth is acting as an effective price ceiling in many of our key markets.

At the European Conference in Nice in December 2000, European leaders agreed on a number of institutional reforms that will allow the enlarged EU to function. This included national vetoes in key areas being scrapped in favor of qualified majority voting. This will allow new countries to be incorporated without paralyzing the decision-making process. Voting rights were agreed upon for all EU members, both present and future. The population-based approach was an undoubted success for Poland, which will receive 27 votes--only slightly less than Germany, France, Italy and the United Kingdom, who all have 29. European political leaders reiterated their commitment to allow a first round of enlargement to take place before the next European elections in 2004. Countries like Hungary and Poland will elect representatives in the next European Parliament.

Much has been written about the EU enlargement process and the implications for regional financial markets, but the facts remain relatively simple. The closer countries get to formal EU entry, the less risky they become to investors. The repricing of this risk should allow valuation multiples to expand toward those for equivalent Western European companies.

In addition, rising wealth levels in candidate countries will drive economic growth and corporate profits at much higher growth rates than we are accustomed to in Western Europe. This is perhaps best explained with reference to a simple valuation measure, universally understood: In price/earnings terms, investors benefit from both rising earnings and expanding multiples.

REGENT EASTERN EUROPEAN FUND

This combination of value drivers fundamentally differentiates Eastern Europe from other world markets. In fact, this process, which is already well underway and which we believe is irreversible, should allow regional equity markets to appreciate over the medium term, irrespective of movements in world markets. In fact, investors now have the chance to benefit from acquiring exposure to an emerging market, with the prospect of selling a developed market in four years. This allows us to draw the conclusion that, in the run up to entry, multiple expansions should ensure relative outperformance against world markets.

INVESTMENT HIGHLIGHTS

We have increased the fund's Russian exposure over the last six months, in reaction to a solid improvement in the return profile of the market. The positive performance so far this year supports the view that the Russian market is being driven by a completely different set of fundamentals than the rest of Eastern Europe.

Corporate profits have surged in the last three years, and companies are now generating higher profits. Shareholders are benefiting in the form of sharply higher dividends, while the bulk of retained earnings are being used to finance future growth.

Our focus has been on commodity plays within Russia, as it is our strong conviction that it is this sector that has the most immediate potential to adjust to something approaching emerging market norms. Given the positive changes in the operating environment for these companies, it is clear from stagnant market valuations that investors must be applying ever-increasing discount rates to determine corporate value.

In response, portfolio companies such as Lukoil Holdings (9.14 percent of the fund's total net assets as of 4/30/01) and YUKOS (4.31 percent of the fund's total net assets as of 4/30/01), while acknowledging a turbulent history, have pledged to reform the way they operate and importantly, the way they interact with minority shareholders. Both companies are considering the adoption of corporate governance charters that will regulate their activities, while simultaneously announcing dividend policies that contain a commitment to substantially increase payout ratios over the next five years. Between them, these two companies have announced dividends of $600 million relating to the financial year ending December 2000.

Russian corporations as a whole are expected to pay over $1 billion this year in dividends. The recycling of these dividends back into the equity market could drive equity prices higher as we go into the summer months.

REGENT EASTERN EUROPEAN FUND

OUTLOOK

The Russian equity market is highly leveraged to changes in global risk aversion. However, valuations will also be driven by Russia-specific factors and in this respect, it is the manager's opinion that the risks of investing in Russia are declining. Given the derisive multiples attached to Russian companies, marginal improvements in risk will have a disproportionate impact on share prices and we are optimistic about future market direction.

REGENT EASTERN EUROPEAN FUND

     --------------------------------------------------------------------
     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     APRIL 30, 2001
     --------------------------------------------------------------------
     NORILSK NICKEL                                                11.61%
       METAL MINING

     LUKOIL HOLDINGS                                                9.09%
       OIL & GAS EXTRACTION

     MOL MAGYAR OLAJ-ES GAZIPARI RT                                 5.74%
       OIL & GAS EXTRACTION

     PLIVA D.D                                                      5.53%
       PHARMACEUTICALS

     CHEREPOVERTS MK SEVERSTAL                                      5.52%
       MANUFACTURING

     SURGUTNEFTEGAZ                                                 5.42%
       OIL & GAS EXTRACTION

     ZAGREBACKA BANKA D.D                                           5.32%
       FINANCIAL SERVICES

     KGHM POLSKA MIEDZ S.A                                          5.13%
       METAL MINING

     BANK POLSKA KASA OPIEKI S.A                                    5.02%
       FINANCIAL SERVICES

     ELEKTRIM FINANCE ELEKPW                                        4.86%
       COMMUNICATIONS
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           APRIL 30, 2001
     --------------------------------------------------------------------
     OIL & GAS EXTRACTION                                          24.54%
     METAL MINING                                                  16.74%
     COMMUNICATIONS                                                16.08%
     FINANCIAL SERVICES                                            13.05%
     PHARMACEUTICALS                                                5.53%
     --------------------------------------------------------------------



     --------------------------------------------------------------------
     PORTFOLIO COMPOSITION BASED ON TOTAL INVESTMENTS      APRIL 30, 2001
     --------------------------------------------------------------------
     CASH AND CASH EQUIVALENTS                                     13.44%
     BONDS                                                          4.86%
     EQUITIES                                                      83.43%
     --------------------------------------------------------------------

BONNEL GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS 57.44%                             SHARES                 VALUE
--------------------------------------------------------------------------------

AEROSPACE 5.51%
--------------------------------------------------------------------------------
Alliant Techsystems, Inc.                          35,000            $3,297,000*
DRS Technologies, Inc.                             20,000               385,600*
General Dynamics Corp.                             40,000             3,083,200
SBS Technologies, Inc.                             15,000               300,000*
                                                                     ----------
                                                                      7,065,800

CASINO SERVICES 1.53%
--------------------------------------------------------------------------------
International Game Technology                      35,000             1,957,550*

COMPUTER SOFTWARE & HARDWARE 4.32%
--------------------------------------------------------------------------------
Advent Software, Inc.                              40,000             2,239,200*
CACI International, Inc., Class A                  20,000               669,200*
Lexmark International, Inc.                        30,000             1,842,900*
Mentor Graphics Corp.                              30,000               789,300*
                                                                     ----------
                                                                      5,540,600

CONSTRUCTION 3.00%
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                  40,000               968,800
Lennar Corp.                                       30,000             1,313,100
Mertiage Corp.                                     10,000               408,000*
Standard Pacific Corp.                             10,000               204,000
The Ryland Group, Inc.                             20,000               950,200
                                                                     ----------
                                                                      3,844,100

CONSULTING SERVICES 0.25%
--------------------------------------------------------------------------------
TRC Companies, Inc.                                10,000               316,500*

EDUCATION 0.65%
--------------------------------------------------------------------------------
Strayer Education, Inc.                            20,000               834,000

ELECTRONICS & COMPONENTS 2.08%
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                    5,000               132,550
L-3 Communications Holdings, Inc.                  10,000               772,500*
Novellus Systems, Inc.                             25,000             1,378,750*
Universal Electronics, Inc.                        20,000               383,200*
                                                                     ----------
                                                                      2,667,000

FINANCIAL SERVICES 0.76%
--------------------------------------------------------------------------------
Investment Technology Group, Inc.                  20,000               975,000*

BONNEL GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS                                    SHARES                 VALUE
--------------------------------------------------------------------------------

FOOD PRODUCTS 3.50%
--------------------------------------------------------------------------------
American Italian Pasta Co., Class A                20,000            $  712,000*
The Coca-Cola Company                              40,000             1,847,600
Wm. Wrigley Jr. Co.                                40,000             1,932,400
                                                                     ----------
                                                                      4,492,000

HEALTHCARE EQUIPMENT & SERVICES 4.00%
--------------------------------------------------------------------------------
DENTSPLY International, Inc.                       25,000               979,500
LifePoint Hospitals, Inc.                          10,000               347,200*
Quest Diagnostics, Inc.                            20,000             2,464,000*
Tenet Healthcare Corp.                             30,000             1,339,200*
                                                                     ----------
                                                                      5,129,900

HOTEL 1.08%
--------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                       40,000             1,380,000*

INTERNET 0.00%
--------------------------------------------------------------------------------
OpticNet, Inc.                                     20,000                   200*

MAINTENANCE PRODUCTS & SERVICES 0.29%
--------------------------------------------------------------------------------
Ecolab, Inc.                                       10,000               378,300

MANUFACTURING 1.63%
--------------------------------------------------------------------------------
AptarGroup, Inc.                                   10,000               315,800
Precision Castparts Corp.                          10,000               373,600
Rayovac Corp.                                      12,700               264,160*
The Shaw Group, Inc.                               20,000             1,140,000*
                                                                     ----------
                                                                      2,093,560

MEDICAL PRODUCTS 1.48%
--------------------------------------------------------------------------------
Cambrex Corp.                                      20,000               930,400
Owens & Minor, Inc.                                50,000               973,000
                                                                     ----------
                                                                      1,903,400

OIL & GAS EXTRACTION & SERVICES 12 40%
--------------------------------------------------------------------------------
BJ Services Co.                                    25,000             2,056,250*
EOG Resources, Inc.                                40,000             1,855,600
Equitable Resources, Inc.                          40,000             3,200,000
Key Energy Services, Inc.                          20,000               263,400*
Lone Star Technologies, Inc.                       40,000             2,108,000*
Nabors Industries, Inc.                            50,000             2,981,000*
Noble Affiliates, Inc.                             15,000               652,050
Penn Virginia Corp.                                20,000               890,000
Seitel, Inc.                                        5,000                97,550*
Ultramar Diamond Shamrock Corp.                    40,000             1,804,400
                                                                     ----------
                                                                     15,908,250

BONNEL GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS                                    SHARES                 VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS 6.48%
--------------------------------------------------------------------------------
ALZA Corp.                                         45,000            $2,057,400*
AmeriSource Health Corp.                           40,000             2,160,000*
IVAX Corp.                                         20,000               801,000*
King Pharmaceuticals, Inc.                         45,000             1,895,850*
Pharmaceutical Product Development,
  Inc                                              15,000               893,250*
Taro Pharmaceutical Industries Ltd.                10,000               499,600*
                                                                     ----------
                                                                      8,307,100

RESTAURANTS 0.45%
--------------------------------------------------------------------------------
Outback Steakhouse, Inc.                           20,000               579,800*

RETAIL 4.87%
--------------------------------------------------------------------------------
99 Cents Only Stores                               30,000               869,400*
Best Buy Co., Inc.                                 50,000             2,752,500*
Brown Shoe Co., Inc.                               20,000               394,600
Family Dollar Stores, Inc.                         30,000               765,300
O'Reilly Automotive, Inc.                          20,000               473,000*
Quiksilver, Inc.                                    5,000               135,850*
Regis Corp.                                        20,000               370,000
The Dress Barn, Inc.                               20,000               484,000*
                                                                     ----------
                                                                      6,244,650

STORAGE 0.23%
--------------------------------------------------------------------------------
Mobile Mini, Inc.                                  10,000               296,000*

TOBACCO 0.47%
--------------------------------------------------------------------------------
UST, Inc.                                          20,000               602,000

TRANSPORTATION 0.62%
--------------------------------------------------------------------------------
Offshore Logistics, Inc.                           30,000               795,000*

UTILITIES 1.84%
--------------------------------------------------------------------------------
Calpine Corp.                                      25,000             1,424,750*
RGS Energy Group, Inc.                             25,000               930,000
                                                                     ----------
                                                                      2,354,750

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                  73,665,460
--------------------------------------------------------------------------------
  (cost $72,413,722)

BONNEL GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 2001
--------------------------------------------------------------------------------

UNITED STATES
GOVERNMENT AND AGENCY              COUPON   MATURITY     PRINCIPAL
OBLIGATIONS 61.63%                  RATE      DATE        AMOUNT         VALUE

FEDERAL HOME LOAN
  BANK 61.63%
--------------------------------------------------------------------------------
Discount Notes:
                       Yield        4.46%   05/01/01  $ 49,060,000  $ 49,060,000
                       Yield        4.30%   05/02/01    10,000,000     9,998,600
                       Yield        4.29%   05/03/01    10,000,000     9,997,600
                       Yield        4.29%   05/04/01    10,000,000     9,996,400

--------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS                 79,052,600
--------------------------------------------------------------------------------
  (cost $79,052,847)

REPURCHASE AGREEMENTS 14.50%

Joint Tri-Party Repurchase
  Agreements, 04/30/01,
  collateralized by U.S.
  Treasury securities held
  in joint tri-party
  repurchase accounts:

Morgan Stanley Dean Witter,
  repurchase price $6,200,758       4.40%   05/01/01     6,200,000    6,200,000
Paine Webber,
  repurchase price $6,200,770       4.47%   05/01/01     6,200,000    6,200,000
Credit Suisse First Boston,
  repurchase price $6,203,157       4.49%   05/01/01     6,202,383    6,202,383

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                          18,602,383
--------------------------------------------------------------------------------
  (cost $18,602,383)

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 133.57%                                           171,320,443
--------------------------------------------------------------------------------
  (cost $170,068,952)
Other assets and liabilities,
  net (33.57)%                                                      (43,057,418)
                                                                    ------------

NET ASSETS 100%                                                    $128,263,025
                                                                    ------------
* Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS 96.90%                             SHARES                 VALUE
--------------------------------------------------------------------------------

BUILDING PRODUCTS 1.26%
--------------------------------------------------------------------------------
Home Depot, Inc.                                    5,000            $  235,500

COMPUTERS & DATA PROCESSING 3.39%
--------------------------------------------------------------------------------
International Business Machines                     5,500               633,270

ELECTRONICS & COMPONENTS 9.11%
--------------------------------------------------------------------------------
Amphenol Corp., Class A                             9,000               378,900*
Arrow Electronics, Inc.                            18,000               504,000*
AstroPower, Inc.                                   10,000               418,800*
Intel Corp.                                        13,000               401,830
                                                                     ----------
                                                                      1,703,530

FINANCIAL SERVICES 3.89%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            15,170               727,857

HEALTHCARE 8.54%
--------------------------------------------------------------------------------
Cardinal Health, Inc.                              12,750               859,350
Quest Diagnostics, Inc.                             6,000               739,200*
                                                                     ----------
                                                                      1,598,550

HOLDING COMPANY 3.64%
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class A                      10               680,000*

INSURANCE 12.55%
--------------------------------------------------------------------------------
ACE Limited                                        20,000               714,000
Everest Re Group, Ltd.                             15,000               957,750
St. Paul Companies, Inc.                           15,000               676,500
                                                                     ----------
                                                                      2,348,250

MANUFACTURING 7.21%
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                   9,000               602,190
Tyco International Ltd.                            14,000               747,180
                                                                     ----------
                                                                      1,349,370

MEDIA 4.05%
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                              15,000               757,500*

METAL MINING 7.41%
--------------------------------------------------------------------------------
Apex Silver Mines Limited                          65,000               598,000*
North American Palladium Ltd.                      58,000               501,700*
Trend Mining Co.                                  200,000               170,000*
Zimbabwe Platinum Mines Ltd.                      250,000               117,357*
                                                                     ----------
                                                                      1,387,057

MEGATRENDS FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS                                    SHARES                 VALUE
--------------------------------------------------------------------------------

OIL & GAS EXTRACTION & SERVICES 13.06%
--------------------------------------------------------------------------------
Chevron Corp.                                       8,500            $  820,760
Nabors Industries, Inc.                            15,000               894,300*
Noble Drilling Corp.                               15,000               727,500*
                                                                     ----------
                                                                      2,442,560

PHARMACEUTICALS 8.95%
--------------------------------------------------------------------------------
Elan Corp. plc, ADR                                17,000               852,550*
Pfizer, Inc.                                       19,000               822,700
                                                                     ----------
                                                                      1,675,250

REAL ESTATE INVESTMENT TRUSTS 2.26%
--------------------------------------------------------------------------------
Crescent Real Estate Equities Co.                  17,800               423,462

TELECOMMUNICATIONS 2.73%
--------------------------------------------------------------------------------
WorldCom, Inc.                                     28,000               511,000*

UTILITIES 8.85%
--------------------------------------------------------------------------------
Duke Energy Corporation                            14,000               654,640
Exelon Corp.                                       14,500             1,001,225
                                                                     ----------
                                                                      1,655,865

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                  18,129,021
--------------------------------------------------------------------------------
  (cost $14,648,123)

                                                 PRINCIPAL
REPURCHASE AGREEMENT 4.22%                        AMOUNT

Joint Tri-Party Repurchase
  Agreement, Credit Suisse
  First Boston, 04/30/01, 4.49%,
  due 05/01/01, repurchase
  price $790,120, collateralized
  by  U.S. Treasury securities
  held in a joint tri-party
  repurchase account (cost $790,021)             $790,021               790,021

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.12%                                            18,919,042
--------------------------------------------------------------------------------
  (cost $15,438,144)
Other assets and liabilities, net (1.12)%                              (209,213)
                                                                    -----------

NET ASSETS 100%                                                     $18,709,829
                                                                    -----------

ADR - American Depositary Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

REGENT EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)                              APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS 83.85%               SHARES                 VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS 11.28%
--------------------------------------------------------------------------------
Magyar Tavkozlesi Rt., ADR                         10,114            $  168,904
Telekomunikacja Polska S.A., GDR                   34,167               187,918
Trooper Technologies, Inc.                         60,000                78,130*
Trooper Technologies, Inc., Warrants               60,000                     0*
                                                                     ----------
                                                                        434,952

COMPUTERS & DATA PROCESSING 2.35%
--------------------------------------------------------------------------------
ComArch S.A                                         3,408                49,454*
Softbank S.A., GDR                                  3,866                41,366
                                                                     ----------
                                                                         90,820

ELECTRIC SERVICES & UTILITIES 4.50%
--------------------------------------------------------------------------------
Unified Energy System                           1,623,628               173,566

FINANCIAL SERVICES 13.11%
--------------------------------------------------------------------------------
Bank Polska Kasa Opieki S.A                        11,500               194,448*
SKB Banka d.d., GDR                                 6,225               104,966*
Zagrebacka Banka d.d., GDR                          9,502               206,193
                                                                     ----------
                                                                        505,607

MANUFACTURING 5.55%
--------------------------------------------------------------------------------
Cherepovets MK Severstal                            5,747               214,076*

METAL MINING 16.83%
--------------------------------------------------------------------------------
Ashurst Technology Ltd., Units                     93,470                     0*
KGHM Polska Miedz S.A                              38,998               198,804*
Norilsk Nickel                                     36,000               450,000
                                                                     ----------
                                                                        648,804

OIL & GAS EXTRACTION 24.67%
--------------------------------------------------------------------------------
Lukoil Holdings, ADR                                8,470               352,352
MOL Magyar Olaj-es Gazipari Rt., GDR               15,948               222,475
Surgutneftegaz                                     58,042                13,001
Surgutneftegaz, Preferred Stock                 1,784,814               197,222
YUKOS, ADR                                          3,817               166,039*
                                                                     ----------
                                                                        951,089

PHARMACEUTICALS 5.56%
--------------------------------------------------------------------------------
Pliva d.d., GDR                                    18,393               214,278

--------------------------------------------------------------------------------
TOTAL COMMON & PREFERRED STOCKS                                       3,233,192
--------------------------------------------------------------------------------
  (cost $3,423,218)

REGENT EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                          APRIL 30, 2001
--------------------------------------------------------------------------------

                                   COUPON   MATURITY     PRINCIPAL
CONVERTIBLE BONDS 4.88%             RATE      DATE        AMOUNT         VALUE

COMMUNICATIONS 4.88%
--------------------------------------------------------------------------------
Elektrim Finance Elekpw             3.75%   07/02/04     $ 227,000   $  188,176

--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS                                                 188,176
--------------------------------------------------------------------------------
  (cost $190,831)

REPURCHASE AGREEMENTS 11.78%

Joint Tri-Party Repurchase
  Agreements, 04/30/01,
  collateralized by U.S.
  Treasury securities held in
  joint tri-party repurchase
  accounts:
Morgan Stanley Dean Witter,
  repurchase price $74,115          4.40%   05/01/01        74,106       74,106
Paine Webber,
  repurchase price $190,024         4.47%   05/01/01       190,000      190,000
Credit Suisse First Boston,
  repurchase price $190,024         4.49%   05/01/01       190,000      190,000

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                             454,106
--------------------------------------------------------------------------------
  (cost $454,106)

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.51%                                             3,875,474
-------------------------------------------------------------------------------
  (cost $4,068,155)
Other assets and liabilities, net (0.51)%                               (19,729)
                                                                     ----------

NET ASSETS 100%                                                      $3,855,745
                                                                     ----------

ADR - American  Depositary  Receipt
GDR - Global Depositary Receipt
* Non-income producing security
See accompanying notes to portfolios of investments.

26

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS                                 APRIL 30, 2001
--------------------------------------------------------------------------------


GLOBAL PORTFOLIO SECURITIES BY COUNTRY

                                                                   PERCENTAGE OF
COUNTRY                                                                TOTAL
                                                 VALUE              INVESTMENTS
REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
Russia                                         $1,566,256               40.41%
Poland                                            860,166               22.19
United States                                     454,106               11.72
Croatia                                           420,472               10.85
Hungary                                           391,378               10.10
Slovenia                                          104,966                2.71
Canada                                             78,130                2.02
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                              $3,875,474              100.00%
--------------------------------------------------------------------------------

JOINT TRI-PARTY REPURCHASE AGREEMENT (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreement at April 30, 2001 were:

Credit Suisse First Boston repurchase agreement, 04/30/01, 4.49%, due 05/01/01:
  Total principal amount: $52,157,290; Total repurchase value: $52,163,795
    Collateral:
    $46,685,000 U.S. Treasury Inflation Indexed Note/Bond, 3.875%, 04/15/29
      (Total collateral market value of $53,124,200)

Paine Webber repurchase agreement, 04/30/01, 4.47%, due 05/01/01:
  Total principal amount: $38,590,000; Total repurchase value: $38,594,792
    Collateral:
    $35,175,000 U.S. Treasury Bond, 6.750%, 08/15/26
      (Total collateral market value of $38,879,278)

Morgan Stanley Dean Witter & Co. repurchase agreement, 04/30/01, 4.40%, due
 05/01/01:
  Total principal amount: $38,474,106; Total repurchase value: $38,478,808
    Collateral:
    $39,005,000 U.S. Treasury Bond, 5.625%, 09/30/01
      (Total collateral market value of $39,256,387)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreement. Each owns an undivided interest in the account.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                              APRIL 30, 2001
UNAUDITED)
--------------------------------------------------------------------------------

                                  BONNEL GROWTH   MEGATRENDS    REGENT EASTERN
                                      FUND           FUND       EUROPEAN FUND

   Investments, at identified
   cost                           $170,068,952    $15,438,144     $4,068,155
                                  ============    ===========     ==========
   ASSETS
   ---------------------------------------------------------------------------
   Investments, at value:
    Securities                    $152,718,060    $18,129,021     $3,421,368
    Repurchase agreements           18,602,383        790,021        454,106
   Cash                                     --             --         66,934
   Receivables:
    Investments sold                63,943,895        841,479        461,107
    Dividends                            1,950         15,123         12,335
    Interest                             5,108             99          2,899
    Capital shares sold                 78,041         60,466             --
   Other assets                          5,517            522            302
   ---------------------------------------------------------------------------
   TOTAL ASSETS                    235,354,954     19,836,731      4,419,051
   ---------------------------------------------------------------------------

   LIABILITIES
   ---------------------------------------------------------------------------
   Payables:
    Investments purchased          106,880,707      1,079,563        528,041
    Capital shares redeemed             28,536             --             --
    To manager and affiliates          120,765         16,922          4,544
    Dividends and distributions             --             --             --
    Accounts payable and
     accrued expenses                   61,921         30,417         30,721
   ---------------------------------------------------------------------------
   TOTAL LIABILITIES               107,091,929      1,126,902        563,306
   ---------------------------------------------------------------------------

   NET ASSETS                     $128,263,025    $18,709,829     $3,855,745
                                  ============    ===========     ==========

   NET ASSETS CONSIST OF:
   ---------------------------------------------------------------------------
   Paid-in capital                $166,522,635    $14,112,267     $5,642,235
   Undistributed net investment
    loss                              (268,672)       (94,236)       (89,399)
   Accumulated net realized
    gain (loss) on investments
    and foreign currencies         (39,242,429)     1,210,900     (1,504,309)
   Net unrealized appreciation
    (depreciation) of
    investments and other
    assets and liabilities
    denominated in foreign
    currencies                       1,251,491      3,480,898       (192,782)
                                  ------------    -----------     ----------
   Net assets applicable to
    capital shares outstanding    $128,263,025    $18,709,829     $3,855,745
                                  ============    ===========     ==========
    Capital shares outstanding;
     an unlimited number of no
     par shares authorized           8,684,613      1,605,170        438,908
                                  ============    ===========     ==========

   NET ASSET VALUE, PER SHARE     $      14.77    $     11.66     $     8.78
                                  ============    ===========     ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                FOR THE SIX MONTHS ENDED
(UNAUDITED)                                                       APRIL 30, 2001
--------------------------------------------------------------------------------

                                   BONNEL GROWTH   MEGATRENDS   REGENT EASTERN
                                       FUND           FUND      EUROPEAN FUND

   NET INVESTMENT
   INCOME

   INCOME:
   ---------------------------------------------------------------------------
    Dividends                      $    186,237   $   92,541       $ 17,238
    Foreign taxes withheld on
     dividends                               --           --           (905)
                                   ------------   ----------       --------
     Net dividends                      186,237       92,541         16,333
    Securities lending                    8,595        3,688            180
    Interest and other                  936,904       17,368         14,904
                                   ------------   ----------       --------
     TOTAL INCOME                     1,131,736      113,597         31,417

   EXPENSES:
   ---------------------------------------------------------------------------
    Management fees                     828,890       87,174         23,942
    Transfer agent fees and
     expenses                           149,025       16,992         11,935
    Accounting service fees and
     expenses                            52,370       19,836         19,836
    Legal and professional fees          56,715       16,945         14,214
    Distribution plan expenses          207,223       21,793          4,789
    Custodian fees                       17,943        8,751         18,436
    Shareholder reporting
     expenses                            48,624        7,680          4,526
    Registration fees                    19,356        7,708          8,283
    Trustees' fees and expenses          13,104       13,104         13,104
    Interest expense                         82            2              1
    Miscellaneous expenses                7,158        2,034          1,751
                                   ------------   ----------       --------
     Total expenses before
      reductions                      1,400,490      202,019        120,817
    Short-term trading fee                  (82)          (2)            (1)
    Expenses offset                          --           --             --
                                   ------------   ----------       --------
     NET EXPENSES                     1,400,408      202,017        120,816
   ---------------------------------------------------------------------------
   NET INVESTMENT LOSS                 (268,672)     (88,420)       (89,399)
   ---------------------------------------------------------------------------

   NET REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Realized gain (loss) from:
     Securities                     (37,183,880)   1,443,110       (839,847)
     Foreign currency
      transactions                           --           --          7,406
                                   ------------   ----------       --------
     NET REALIZED GAIN (LOSS)       (37,183,880)   1,443,110       (832,441)
                                   ------------   ----------       --------
    Net change in unrealized
     appreciation (deprecia-
     tion) of:
     Investments                    (29,647,111)    (555,147)       894,291
     Other assets and
      liabilities denominated in
      foreign currencies                     --           --           (101)
                                   ------------   ----------       --------
     NET UNREALIZED APPRECIATION
      (DEPRECIATION)                (29,647,111)    (555,147)       894,190
                                   ------------   ----------       --------
   ---------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS       (66,830,991)     887,963         61,749
   ---------------------------------------------------------------------------

   NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                      $(67,099,663)  $  799,543       $(27,650)
                                   ============   ==========       ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              BONNEL GROWTH FUND
                                                    ---------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                     APRIL 30, 2001        OCTOBER 31, 2000
                                                      (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment loss                               $   (268,672)          $ (2,776,663)
    Net realized gain (loss)                           (37,183,880)            48,067,335
    Net unrealized appreciation (depreciation)         (29,647,111)            (1,016,918)
                                                      ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        INVESTMENT OPERATIONS                          (67,099,663)            44,273,754

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                             (47,058,360)           (24,785,515)
                                                      ------------           ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (47,058,360)           (24,785,515)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                           35,524,036            198,268,763
    Distributions reinvested                            44,801,840             24,058,114
    Paid-in capital portion of short-term trading
     fee                                                    22,989                 71,094
                                                      ------------           ------------
                                                        80,348,865            222,397,971
    Cost of shares redeemed                            (50,208,420)          (163,554,578)
                                                      ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                      30,140,445             58,843,393

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (84,017,578)            78,331,632
-------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                                    212,280,603            133,948,971

-------------------------------------------------------------------------------------------
END OF PERIOD                                         $128,263,025           $212,280,603
-------------------------------------------------------------------------------------------

Undistributed net investment loss, end of
 period                                               $   (268,672)          $         --
                                                      ============           ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                          1,847,941              5,943,908
    Shares reinvested                                    2,314,145                978,370
    Shares redeemed                                     (2,795,756)            (4,925,109)
                                                      ------------           ------------
        NET SHARE ACTIVITY                               1,366,330              1,997,169
                                                      ============           ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      REGENT EASTERN
                                                        MEGATRENDS FUND                                EUROPEAN FUND
                                              ---------------------------------------       ---------------------------------------
                                              SIX MONTHS ENDED          YEAR ENDED          SIX MONTHS ENDED          YEAR ENDED
                                               APRIL 30, 2001        OCTOBER 31, 2000        APRIL 30, 2001        OCTOBER 31, 2000
                                                (UNAUDITED)                                   (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                         $   (88,420)           $  (116,878)            $  (89,399)            $ (245,555)
    Net realized gain (loss)                      1,443,110              1,577,833               (832,441)                91,573
    Net unrealized appreciation (depreciation)     (555,147)             2,723,523                894,190                481,865
                                                -----------            -----------             ----------             ----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM INVESTMENT OPERATIONS                  799,543              4,184,478                (27,650)               327,883

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                           --                     --                     --                     --
    From net capital gains                       (1,699,185)            (1,656,853)                    --                     --
                                                -----------            -----------             ----------             ----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS      (1,699,185)            (1,656,853)                    --                     --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                     1,386,239              1,293,168                241,961              1,924,810
    Distributions reinvested                      1,617,116              1,602,904                     --                     --
    Paid-in capital portion of short-term
     trading fee                                        906                    588                    740                 21,317
                                                -----------            -----------             ----------             ----------
                                                  3,004,261              2,896,660                242,701              1,946,127
    Cost of shares redeemed                      (1,170,871)            (5,100,936)              (405,071)            (3,438,467)
                                                -----------            -----------             ----------             ----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS           1,833,390             (2,204,276)              (162,370)            (1,492,340)

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               933,748                323,349               (190,020)            (1,164,457)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of period                              17,776,081             17,452,732              4,045,765              5,210,222

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                   $18,709,829            $17,776,081             $3,855,745             $4,045,765
-----------------------------------------------------------------------------------------------------------------------------------

Undistributed net investment loss, end of
 period                                         $   (94,236)           $    (5,816)            $  (89,399)            $       --
                                                ===========            ===========             ==========             ==========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                     126,021                110,534                 27,781                166,524
    Shares reinvested                               149,595                161,583                     --                     --
    Shares redeemed                                (107,010)              (457,081)               (47,599)              (309,280)
                                                -----------            -----------             ----------             ----------
        NET SHARE ACTIVITY                          168,606               (184,964)               (19,818)              (142,756)
                                                ===========            ===========             ==========             ==========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         APRIL 30, 2001
--------------------------------------------------------------------------------

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

A. SECURITY VALUATIONS
The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

B.  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME
Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

The funds may purchase securities on a when-issued or delayed- delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for the funds, the trustees have imposed an internal limit of 15% of net assets. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     APRIL 30, 2001
--------------------------------------------------------------------------------

an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

The market value of securities on loan and the related collateral at April 30, 2001 was:

                                                    MARKET
    FUND                                            VALUE     COLLATERAL
  ----------------------------------------------------------------------
  Bonnel Growth Fund                             $  172,788   $  177,295
  MegaTrends Fund                                 1,226,229    1,266,100

C.  REPURCHASE  AGREEMENTS
The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

D.   FOREIGN CURRENCY TRANSACTIONS
Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

E.   OPTIONS
Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     APRIL 30, 2001
--------------------------------------------------------------------------------

the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 2001.

F.   INCOME TAXES
The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

G.   DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS
The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds generally pay income dividends and distribute capital gains, if any, annually.

H.   EXPENSES
Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is treated as paid-in capital. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

I. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through March 8, 2002, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     APRIL 30, 2001
--------------------------------------------------------------------------------

equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

       Bonnel Growth Fund                   Bonnel, Inc.
       MegaTrends Fund                      Leeb Capital Management, Inc.
                                              (formerly Money Growth
                                               Institute, Inc.)
       Regent Eastern European Fund         Regent Fund Management Limited

For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

Leeb Brokerage Services, a broker/dealer affiliate of Leeb Capital Management, Inc., received $29,017, representing 92.67% of commissions paid by MegaTrends Fund on purchases and sales of securities during the six months ended April 30, 2001.

During the six months ended April 30, 2001, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $33,695 for mailing services provided to the funds.

The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                     APRIL 30, 2001
--------------------------------------------------------------------------------

attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

Purchases and sales of long-term securities for the six months ended April 30, 2001, are summarized as follows:

             FUND                                 PURCHASES        SALES
    ----------------------------------------------------------------------
     Bonnel Growth                              $269,839,121   $327,912,837
     MegaTrends                                    8,653,095      8,299,831
     Regent Eastern European                         889,497      1,472,015

The following table presents the income tax basis of securities owned on April 30, 2001, and the tax basis components of net unrealized appreciation or depreciation:

                                      GROSS           GROSS       NET UNREALIZED
                      AGGREGATE     UNREALIZED      UNREALIZED     APPRECIATION
     FUND               COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Bonnel Growth       $170,068,952    $2,063,807       $812,316       $ 1,251,491
MegaTrends            15,438,144     4,213,821        732,923         3,480,898
Regent Eastern
  European             4,068,155       437,869        630,550          (192,681)

At April 30, 2001, Regent Eastern European Fund had capital loss carryovers of $374,861 with an expiration date of 10/31/06, $185,242 with an expiration date of 10/31/07 and $13,493 with an expiration date of 10/31/08.

Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

NOTE 4: CREDIT ARRANGEMENTS

On March 1, 2000, each of the U.S. Global Accolade Funds, along with other funds under common management, entered into revolving demand notes with Brown Brothers Harriman & Co. (BBH). On March 2, 2001, this agreement was replaced by a revolving credit facility with BBH. The following terms apply to both arrangements. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 5% of its net asset value. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at April 30, 2001.

NOTE 5: SHARES OF BENEFICIAL INTEREST

At April 30, 2001, individual shareholders holding 5% or more of outstanding shares comprised 10.69% of Regent Eastern European Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                  SIX MONTHS                                     PERIOD        YEAR ENDED
                                     ENDED           YEAR ENDED OCTOBER 31,       ENDED       SEPTEMBER 30,
                                   APRIL 30,       -------------------------     OCT. 31,     --------------
                                     2001          2000       1999      1998      1997*       1997      1996
                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $29.01       $25.17     $16.18    $19.68     $21.86     $17.15    $14.81
-------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                  (.03)        (.38)      (.30)     (.23)      (.03)      (.21)     (.14)
  Net realized and unrealized
   gain (loss)                        (7.73)        7.97       9.87       .44      (2.15)      5.09      3.13
                                   --------     --------   --------   -------   --------   --------   -------
  Total from investment
   activities                         (7.76)        7.59       9.57       .21      (2.18)      4.88      2.99
                                   --------     --------   --------   -------   --------   --------   -------
Distributions
  From net investment income             --           --         --        --         --         --        --
  From net realized gains             (6.48)       (3.75)      (.58)    (3.71)        --       (.17)       --
  In excess of net realized
   gains                                 --           --         --        --         --         --      (.65)
                                   --------     --------   --------   -------   --------   --------   -------
  Total distributions                 (6.48)       (3.75)      (.58)    (3.71)        --       (.17)     (.65)

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $14.77       $29.01     $25.17    $16.18     $19.68     $21.86    $17.15
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)         (32.04)%      32.81%     60.85%      .80%     (9.97)%    28.67%    21.27%
Ratios to Average Net Assets (b):
  Net investment loss                  (.32)%      (1.10)%    (1.41)%   (1.19)%    (1.43)%    (1.18)%   (1.32)%
  Total expenses                       1.69%        1.55%      1.77%     1.85%      1.72%      1.77%     1.83%

  Expenses reimbursed or offset          --         (.01)%       --      (.01)%       --         --        --
  Net expenses                         1.69%        1.54%      1.77%     1.84%      1.72%      1.77%     1.83%
Portfolio Turnover Rate                 373%         283%       197%      190%        52%       239%      212%

Net assets, end of period (in
 thousands)                        $128,263     $212,281   $133,949   $87,751   $104,643   $117,891   $90,696

---------------
  * For the month ended October 31, 1997.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

                                                                              37

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                    SIX MONTHS                                  PERIOD       YEAR ENDED
                                       ENDED        YEAR ENDED OCTOBER 31,       ENDED         JUNE 30,
                                     APRIL 30,     ------------------------     OCT. 31,   ---------------
                                       2001        2000      1999      1998      1997*     1997**     1996
                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD                               $12.37      $10.76    $11.35    $13.90    $13.45     $11.27    $11.17
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)          (.06)       (.08)     (.01)     (.02)      .01        .01       .17
  Net realized and unrealized
   gain (loss)                           .55        2.74      1.27      (.51)      .44       2.39      1.72
                                     -------     -------   -------   -------   -------    -------   -------
  Total from investment
   activities                            .49        2.66      1.26      (.53)      .45       2.40      1.89
                                     -------     -------   -------   -------   -------    -------   -------
Distributions
  From net investment income              --          --        --        --        --       (.01)     (.17)
  In excess of net investment
   income                                 --          --        --      (.01)       --         --        --
  From net realized gains              (1.20)      (1.05)    (1.85)    (2.01)       --       (.21)    (1.61)
  In excess of net realized gains         --          --        --        --        --         --      (.01)
                                     -------     -------   -------   -------   -------    -------   -------
  Total distributions                  (1.20)      (1.05)    (1.85)    (2.02)       --       (.22)    (1.79)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $11.66      $12.37    $10.76    $11.35    $13.90     $13.45    $11.27
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)            4.68%      27.17%    12.85%    (4.43)%    3.34%     20.72%    17.10%
Ratios to Average Net Assets (b):
  Net investment income (loss)         (1.01)%      (.67)%    (.05)%    (.14)%     .23%       .09%     1.30%
  Total expenses                        2.32%       2.32%     2.17%     2.06%     1.76%      1.97%     2.10%
  Expenses reimbursed or offset           --        (.01)%      --        --        --       (.09)%    (.60)%
  Net expenses                          2.32%       2.31%     2.17%     2.06%     1.76%      1.88%     1.50%
Portfolio Turnover Rate                   89%        168%       76%       51%       13%        62%      115%

Net assets, end of period (in
 thousands)                          $18,710     $17,776   $17,453   $20,740   $25,492    $25,160   $27,945

  * For the four months ended October 31, 1997.

 **  Effective November 18, 1996, the fund changed to a new investment manager.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                                       SIX MONTHS                                 YEAR
                                                          ENDED       YEAR ENDED OCTOBER 31,     ENDED
                                                        APRIL 30,     ----------------------    OCT. 31,
                                                          2001        2000     1999     1998     1997*
                                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.82       $8.66    $8.02   $11.19    $10.00
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                      (.20)       (.55)    (.23)    (.27)     (.01)
  Net realized and unrealized gain (loss)                   .16         .71      .87    (2.84)     1.20
                                                         ------      ------   ------   ------    ------
  Total from investment activities                         (.04)        .16      .64    (3.11)     1.19
                                                         ------      ------   ------   ------    ------
Distributions
  From net investment income                                 --          --       --       --        --
  In excess of net investment income                         --          --       --     (.01)       --
  From net realized gains                                    --          --       --       --
  In excess of net realized gains                            --          --       --     (.05)       --
                                                         ------      ------   ------   ------    ------
  Total distributions                                        --          --       --     (.06)       --

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $8.78       $8.82    $8.66    $8.02    $11.19
--------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)                               (.45)%      1.85%    7.98%  (27.96)%   11.90%
Ratios to Average Net Assets (b):
  Net investment loss                                     (4.67)%     (4.37)%  (2.38)%  (2.38)%    (.49)%
  Total expenses                                           6.31%       5.14%    4.36%    5.03%     4.98%
  Expenses reimbursed or offset                              --        (.01)%   (.01)%   (.48)%   (1.73)%
  Net expenses                                             6.31%       5.13%    4.35%    4.55%     3.25%
Portfolio Turnover Rate                                      48%         30%      29%      97%       11%

Net assets, end of period (in thousands)                 $3,856      $4,046   $5,210   $5,676    $8,778

--------------------------
  * From March 31, 1997, commencement of operations.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

SHAREHOLDER VOTES

On August 16, 2000 a special meeting of the shareholders of U. S. Global Accolade Funds was held. The results of the votes were as follows:

                                                                                                  BROKER
               PROPOSAL                       FOR         AGAINST  WITHHELD       ABSENTION      NON-VOTES
-----------------------------------------------------------------------------------------------------------
PROPOSAL 1

THE ELECTION OF FOUR TRUSTEES.

Michael Belz                               5,951,835          0     72,519            0              0
Frank E. Holmes                            5,947,464          0     76,889            0              0
Richard E. Hughs                           5,949,552          0     74,801            0              0
Clark R. Mandigo                           5,953,405          0     70,949            0              0
-----------------------------------------------------------------------------------------------------------
PROPOSAL 2

TO RATIFY THE SELECTION OF ERNST &
YOUNG AS INDEPENDENT AUDITOR OF THE
TRUST.

All Funds                                  5,892,402     74,187          0       57,764              0
-----------------------------------------------------------------------------------------------------------
PROPOSAL 3

TO AUTHORIZE THE TRUSTEES TO ADOPT AN
AMENDED AND RESTATED MASTER TRUST
AGREEMENT.

All Funds                                  5,118,188    173,364          0       97,933        634,868
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4A

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING THE ISSUANCE OF SENIOR
SECURITIES.

Bonnel Growth Fund                         4,032,184    170,206          0       67,418        555,135
MegaTrends Fund                              771,759     49,482          0       11,540         31,366
Regent Eastern European Fund                 259,452     19,843          0        7,597         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4B

TO ELIMINATE THE INVESTMENT RESTRICTION
CONCERNING DIVERSIFICATION OF
INVESTMENTS.

Bonnel Growth Fund                         4,098,831    117,528          0       53,450        555,135
MegaTrends Fund                              789,654     34,660          0        8,468         31,366
Regent Eastern European Fund                 264,756     13,274          0        8,862         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4C

TO AMEND AND RECLASSIFY THE INVESTMENT
RESTRICTIONS CONCERNING MARGIN
PURCHASES AND SHORT SALES OF SECURITIES.

Bonnel Growth Fund                         3,947,619    280,255          0       41,935        555,135
MegaTrends Fund                              755,262     68,041          0        9,478         31,366
Regent Eastern European Fund                 251,803     28,925          0        6,164         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4D

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING BORROWING.

Bonnel Growth Fund                         3,967,749    259,311          0       42,749        555,135
MegaTrends Fund                              756,605     65,611          0       10,566         31,366
Regent Eastern European Fund                 255,978     24,288          0        6,626         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4E

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING INVESTMENTS IN REAL ESTATE.

Bonnel Growth Fund                         4,058,601    170,955          0       40,253        555,135
MegaTrends Fund                              770,126     52,563          0       10,093         31,366
Regent Eastern European Fund                 263,298     13,005          0       10,589         48,367

40


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                  BROKER
               PROPOSAL                       FOR         AGAINST  WITHHELD       ABSENTION      NON-VOTES
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4F

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING CONCENTRATION OF INVESTMENTS
IN A PARTICULAR INDUSTRY.

Bonnel Growth Fund                         4,016,776    166,626          0       86,406        555,135
MegaTrends Fund                              749,688     57,560          0       25,533         31,366
Regent Eastern European Fund                 262,039     14,894          0        9,959         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4G

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING UNDERWRITING.

Bonnel Growth Fund                         4,027,452    168,231          0       74,125        555,135
MegaTrends Fund                              749,295     51,973          0       31,514         31,366
Regent Eastern European Fund                 258,360     18,104          0       10,428         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4H

TO AMEND THE INVESTMENT RESTRICTION
CONCERNING THE LENDING OF ASSETS.

Bonnel Growth Fund                         3,977,553    233,118          0       59,138        555,135
MegaTrends Fund                              738,896     66,355          0       27,531         31,366
Regent Eastern European Fund                 253,673     23,725          0        9,494         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4I

TO ELIMINATE THE INVESTMENT RESTRICTION
CONCERNING INVESTMENT IN OTHER
INVESTMENT COMPANIES.

Bonnel Growth Fund                         4,007,418    191,864          0       70,527        555,135
MegaTrends Fund                              738,069     69,641          0       25,071         31,366
Regent Eastern European Fund                 258,789     14,981          0       13,122         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4J

TO RECLASSIFY THE INVESTMENT
RESTRICTION CONCERNING INVESTMENTS IN
ILLIQUID SECURITIES.

Bonnel Growth Fund                         3,948,273    255,137          0       66,399        555,135
MegaTrends Fund                              735,724     77,028          0       20,019         31,366
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4K

TO AMEND THE INVESTMENT  RESTRICTION
CONCERNING PURCHASE OR SALE OF
COMMODITIES OR COMMODITY FUTURES
CONTRACTS.

Bonnel Growth Fund                         3,989,827    219,957          0       60,024        555,135
Regent Eastern European Fund                 262,733     16,237          0        7,922         48,367
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4L

TO ELIMINATE THE INVESTMENT
RESTRICTIONS CONCERNING INVESTMENTS
IN OIL, GAS OR OTHER MINERAL LEASES.

MegaTrends Fund                              756,614     57,001          0       19,166         31,366
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4M

TO ELIMINATE THE INVESTMENT RESTRICTION
CONCERNING INVESTMENTS IN WARRANTS.

MegaTrends Fund                              758,912     53,131          0       20,738         31,366
-----------------------------------------------------------------------------------------------------------
PROPOSAL 4N

TO ELIMINATE THE INVESTMENT RESTRICTION
CONCERNING INVESTMENT RESTRICTIONS IN
ANY ONE ISSUER.

MegaTrends Fund                              745,771     62,337          0       24,674         31,366
-----------------------------------------------------------------------------------------------------------

                                                                              41

NOTES